                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of the earliest event reported: MARCH 25, 2004
                                                    --------------


                               MAILKEY CORPORATION
      --------------------------------------------------------------------
       (Exact Name of Small Business Company as Specified in Its Charter)


                        Commission file number: 000-29331
                                                ---------

                 NEVADA                                76-0270295
   ------------------------------------      -------------------------------
     (State or Other Jurisdiction of              (IRS Employer
     Incorporation of Organization)               Identification Number)


                             130 SHAFTESBURY AVENUE
                             LONDON, ENGLAND W1B 5EU
                   -------------------------------------------
                    (Address of Principal Executive Offices)


                               011-44-2070-310821
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.

        The financial statements required by this Item 7(a) are filed as Exhibit
99.1 to this Current Report on Form 8-K/A and incorporated by reference herein.

        (b)  Pro Forma Financial Information.

        The pro forma financial information required by this Item 7(b) is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

        (c)  Exhibits.

        2.1* Agreement and Plan of Merger, dated February 20, 2004, by and among MailKey Corporation (f/k/a Global Diversified Acquisition Corp.), G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.

        2.2* First Amendment to Agreement and Plan of Merger, dated March 23, 2004, by and among MailKey Corporation (f/k/a Global Diversified Acquisition Corp.), G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.

        99.1   Financial Statements of Business Acquired.

        99.2   Pro Forma Financial Information.

* Incorporated by reference to the Current Report on Form 8-K filed with the SEC on April 9, 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MailKey Corporation


Dated: June 7, 2004                         /s/  Graham Norton-Standen
                                            ------------------------------------
                                            Graham Norton-Standen
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                       Description
--------------                       -----------

    99.1              Financial Statements of Business Acquired.

    99.2              Pro Forma Financial Information.